Exhibit 10.87

SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT FOR SIENNA BAY

            This Second Amendment to Purchase and Sale Contract (this “Amendment”) is made as of November 10, 2009 between CCIP/3 SANDPIPER, LLC, a Delaware limited liability company ("Seller") and DT GROUP DEVELOPMENT, INC., a California Corporation (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of August 14, 2009, as amended by that certain First Amendment to Purchase and Sale Contract for Sienna Bay dated as of October 8, 2009, with respect to the sale of certain property described therein (the “Contract”); and

            WHEREAS, Seller and Purchaser desire to amend certain provisions of the Contract as hereinafter set forth.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Extension of the Loan Assumption Approval Period.  Seller and Purchaser hereby agree that the Loan Assumption Approval Period is extended to November 12, 2009.

3.      Adjournment of Closing Date. Seller and Purchaser hereby agree that the Closing Date is adjourned to November 16, 2009.

4.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

CCIP/3 SANDPIPER, LLC, a Delaware limited liability company

By:    CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP, a Delaware limited partnership, its member

By:    CONCAP EQUITIES, INC., a Delaware corporation, its general partner

By:  /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

Purchaser:

DT GROUP DEVELOPMENT, INC, a California corporation

By:  /s/Dan Markel
Name:  Dan Markel
Title:  President & CEO